                                                               Exhibit 99.(c)


          NUMBER                                                 SHARES

          ------                                                 ------

                         WORLDGATE COMMUNICATIONS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                       CUSIP 9815L30 7
                                SEE REVERSE SIDE FOR CERTAIN DEFINITIONS


THIS IS TO CERTIFY THAT




IS THE OWNER OF

 FULLY PAID AND NON-ASSESSABLE SHARES, PAR VALUE $0.01 PER SHARE, OF THE COMMON
                                    STOCK OF

                         WORLDGATE COMMUNICATIONS, INC.

         TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR.

         IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE ENDORSED BY THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS AND TO BE SEALED WITH THE FACSIMILE SEAL OF THE CORPORATION.

DATED:
     /S/ RANDALL J. GORT                /S/ HAL KRISBERGH
     --------------------------         ----------------------------------
     VICE PRESIDENT & SECRETARY         CHAIRMAN & CHIEF EXECUTIVE OFFICER



    COUNTERSIGNED AND REGISTERED
          AMERICAN STOCK TRANSFER AND TRUST COMPANY
                         (NEW YORK)
                              TRANSFER AGENT AND REGISTRAR

                              ----------------------------
                                      AUTHORIZED SIGNATURE

WorldGate Communications, Inc. will furnish without charge to each stockholder who so requests, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof, and the qualifications, limitations or restrictions of such preference and/or rights. Any such request shall be addressed to the Secretary of the Corporation.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM--as tenants in common                UNIF GIFT MIN ACT--      Custodian        under
TEN ENT--as tenants by the entireties                           ------          ------
JT TEN --as joint tenants, with right of                        (Cuet)          (Minor)
          survivorship and not as tenants         Uniform Gifts to Minors Act
          in common                                                           --------------
                                                                              (State)


    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,               HEREBY SELL, ASSIGN AND TRANSFER UNTO
                   ---------------
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

-------------------------------------------------------------------------------
                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE)


-------------------------------------------------------------------------------



-------------------------------------------------------------------------------

                                                                         SHARES
-------------------------------------------------------------------------

OF THE COMMON STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT
                                  ---------------------------------------------

---------------------------------------------------------------------- ATTORNEY
TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

     DATED:
           -------------------------------
               IN PRESENCE OF
                             --------------------------------


     ------------------------------

         NOTICE: The signature of this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

         The signature(s) of the assignor(s) must be guaranteed hereon by a participant in either the Securities Transfer Agent's Medallion Program (STAMP), the Stock Exchange Medallion (SEMP), or the New York Stock Exchange Medallion Program (MSP).